MAINE YANKEE ATOMIC POWER COMPANY

                                Amendment No. 3
                                       to
                                 Power Contract

     AMENDMENT, dated as of this first day of October, 1984, between MAINE YANKEE ATOMIC POWER COMPANY ("Maine Yankee"), a Maine Corporation, and THE CONNECTICUT LIGHT AND POWER COMPANY a corporation (the "Purchaser"), to the Power Contract dated as of May 20, 1968 between Maine Yankee and the Purchaser (the "Power Contract").

W I T N E S S E T H

     WHEREAS, pursuant to the Power Contract, Maine Yankee supplies to the Purchaser and, pursuant to separate Power Contracts, to the other Sponsors of Maine Yankee, each of whom is contemporaneously entering into Amendments which are identical to the Amendment except for the necessary changes in the names of the parties, all of the capacity and the electric energy available from the nuclear generating unit owned by Maine Yankee at a site on the tidewater in the Town of Wiscasset, Maine, (such unit being herein together with the site and all related facilities owned by Maine Yankee, referred to as the "Unit").

     WHEREAS, the Federal Energy Regulatory Commission ("FERC") in a final Order (the "Order") issued August 14, 1984 in Docket No. ER84-344 has directed Maine Yankee to amend the Power Contract to conform with the FERC's regulations regarding the treatment of construction work in progress ("CWIP") and nuclear fuel in process ("NFIP") in rate base.
     WHEREAS, in the Order the FERC also directed Maine Yankee to amend the Power Contract to conform with the FERC's regulations regarding the treatment of accumulated deferred income taxes in rate base.

     NOW, THEREFORE, in consideration of the premises and to other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree that the Power Contract is hereby amended as follows:

     1. Terms used herein and not defined shall have meanings set forth in the Power Contract.

     2. Section 7 of the Power Contract is amended by adding the following paragraph to the end thereof:

     Notwithstanding any other provision of this contract, the treatment of (1) construction work in progress ("CWIP"), (2) nuclear fuel in process ("NFIP"), and (3) accumulated deferred income taxes ("ADIT") for purposes of any calculations relevant to the computation of monthly payments under this Section 7 shall conform to the Federal Energy Regulatory Commission's regulations respecting such items, as such regulations may be modified from time to time.

     This Agreement shall become effective on October 1, 1984, or upon such later date as it shall be permitted to become effective by the Federal Energy Regulatory Commission or other governmental regulatory authority having jurisdiction.

     This Agreement may be executed in any number of counterparts and each executed counterpart shall have the same force and effect as an original instrument and as if all the parties to all of the counterparts had signed the same instrument. Any signature page of this Agreement may be detached from any counterpart without impairing the legal effect of any signatures thereon, and may be detached from any counterpart without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this contract identical in form hereto by having attached to it one or more signature pages.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their respective officers hereto duly authorized, as of the date first above written.



                                   MAINE YANKEE ATOMIC POWER COMPANY



                                   By
                                      --------------------------

                                     Its President
                                         --------------------------

                                         Title

                                   Address:  Edison Drive
                                             Agusta, Maine 04336


                                   THE CONNECTICUT LIGHT & POWER COMPANY
                                   -------------------------------------

                                                  (PURCHASER)



                                   By /s/E. JAMES FERLAND
                                      -----------------------
                                          E. JAMES FERLAND
                                     Its PRESIDENT & CHIEF OPERATING
                                         ---------------------------

                                         OFFICER
                                         -------

                                         Title